Exhibit 99.3

EVERSOURCE ENERGY Q1 2025 EARNINGS REPORT May 2, 2025 EVERSOURCE ENERGY Q1 2025 EARNINGS REPORT Exhibit 99.3

EVERSOURCE ENERGY Q1 2025 EARNINGS REPORT Safe Harbor Statement 1 All per - share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource Energy. The first quarters 2025 and 2024 earnings discussion includes a financial measure, EPS by business, that is not recognized under generally accepted accounting principl es (non - GAAP), and is calculated by dividing the net income attributable to common shareholders of each business by the weighted average diluted Eversource Energy common shares outstanding for the period. The earnings and EP S of each business do not represent a direct legal interest in the assets and liabilities of such business, but rather represent a direct interest in Eversource Energy’s assets and liabilities as a whole. Full year 20 24 earnings discussion includes a non - GAAP financial measure referencing earnings and EPS excluding a loss on the sales of the offshore wind equity method investments and a loss on the pending sale of the Aquarion w ate r distribution business. Eversource Energy uses these non - GAAP financial measures to evaluate and provide details of earnings results by business and to more fully compare and explain results without including the se items. This information is among the primary indicators management uses as a basis for evaluating performance and planning and forecasting of future periods. Management believes the impacts of the loss on the off sho re wind investments and the loss on the pending sale of the Aquarion water distribution business are not indicative of Eversource Energy's ongoing costs and performance. Management views these charges as not direc tly related to the ongoing operations of the business and therefore not an indicator of baseline operating performance. Due to the nature and significance of the effect of these items on net income attributable to co mmon shareholders and EPS, management believes that the non - GAAP presentation is a more meaningful representation of Eversource Energy's financial performance and provides additional and useful information to read ers of this report in analyzing historical and future performance of the business. These non - GAAP financial measures should not be considered as alternatives to reported net income attributable to common shareholders o r E PS determined in accordance with GAAP as indicators of Eversource Energy's operating performance. Eversource Energy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, a ssu mptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are “forward - looking statements” within the meaning of U. S. federal securities laws. Re aders can generally identify these forward - looking statements through the use of words or phrases such as “estimate,” “expect,” “pending,” “anticipate,” “intend,” “plan,” “project,” “believe,” “forecast,” “would,” “ sho uld,” “could” and other similar expressions. Forward - looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward - looking statements. Forward - lo oking statements are based on the current expectations, estimates, assumptions or projections of management and are not guarantees of future performance. These expectations, estimates, assumptions or projections may var y m aterially from actual results. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause actual results or outcomes t o d iffer materially from those contained in forward - looking statements, including, but not limited to cyberattacks or breaches, including those resulting in the compromise of the confidentiality of our proprietary information a nd the personal information of our customers; the ability to qualify for investment tax credits and investment tax credit adders; variability in the costs and final investment returns of the Revolution Wind and South Fork Win d o ffshore wind projects as it relates to the purchase price post - closing adjustment under the terms of the sale agreement for these projects; disruptions in the capital markets or other events that make our access to necessar y c apital more difficult or costly; changes in economic conditions, including impact on interest rates, tax policies, tariffs, and customer demand and payment ability; ability or inability to commence and complete our major strat egi c development projects and opportunities; acts of war or terrorism, physical attacks or grid disturbances that may damage and disrupt our electric transmission and electric, natural gas, and water distribution systems; ac tions or inaction of local, state and federal regulatory, public policy and taxing bodies; substandard performance of third - party suppliers and service providers; fluctuations in weather patterns, including extreme weat her due to climate change; changes in business conditions, which could include disruptive technology or development of alternative energy sources related to our current or future business model; contamination of, or di sruption in, our water supplies; changes in levels or timing of capital expenditures; changes in laws, regulations, Presidential executive orders or regulatory policy, including compliance with environmental laws and regul ati ons; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors. Other risk factors are detailed in Eversource Energy’s reports filed with the Securities and Exchange Commission (SEC)and are up dated as necessary and available on Eversource Energy’s website at www.eversource.com and on the SEC’s website at www.sec.gov , and management encourages you to consult such disclosures. All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy’s actual res ult s, many of which are beyond our control. You should not place undue reliance on the forward - looking statements, as each speaks only as of the date on which such statement is made, and, except as required by federal se cur ities laws, Eversource Energy undertakes no obligation to update any forward - looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the o ccu rrence of unanticipated events.

EVERSOURCE ENERGY Q1 2025 EARNINGS REPORT Agenda Business Update ▪ Financial & Operational Excellence ▪ The Future of Eversource 2 Joe Nolan Chairman, President & CEO John Moreira EVP, CFO & Treasurer Financial Update ▪ Q1 2025 Financial Results ▪ Regulatory Update ▪ Balance Sheet & Credit Metrics

EVERSOURCE ENERGY Q1 2025 EARNINGS REPORT EVERSOURCE ENERGY Q1 2025 EARNINGS REPORT MAY 2, 2025 Chairman, President & Chief Executive Officer Joe Nolan Business Update

EVERSOURCE ENERGY Q1 2025 EARNINGS REPORT Pure Play Pipes and Wires Regulated Utility Rate Base Growth 2023 to 2029* 4 35% 30% 29% 6% 2023 Transmission MA (D) CT (D) NH (D) 35% 37% 21% 7% 2029 (Forecasted) Transmission MA (D) CT (D) NH (D) * The rate base amounts for 2023 and 2029 exclude investments in Eversource’s water business due to the pending sale of Aquarion .

EVERSOURCE ENERGY Q1 2025 EARNINGS REPORT 5 Investing in Our Customers AMI in Massachusetts ▪ Installing network equipment in preparation for smart meter installation in the second half of 2025 – Enabling two - way communication with the most recent technology – Allowing customers to see energy usage and make decisions to potentially lower their electric bills ▪ AMI Meter deployment – Smart meter deployment to customers to begin in July 2025 in Western Massachusetts Enhancing Website for Customers ▪ Redesigning and streamlining customer experience – Feedback from customer focus groups – Allows for easier bill comparability – Enables better understanding of usage

EVERSOURCE ENERGY Q1 2025 EARNINGS REPORT Aligned with providing reliable, resilient and affordable service for customers, while driving shareholder value Our Key Strategic Priorities for 2025 Building FY 2025 momentum to achieve long - term EPS growth of between 5% and 7% Fully Regulated Business Model Balance Sheet Health Energy Transition Focus on being a 100% regulated utility making investments in line with state policies keeping in mind customer reliability and affordability Continue to strengthen Balance Sheet and enhance FFO to Debt metrics Continue leading the energy transition in New England with ~ $2B in T&D energy investments in MA through 2029 supporting its clean energy goals 5 - Year Capital Plan Commence capital investing on ESMP within a robust capital plan of $24.2 billion through 2029 – with 60% of distribution capital investment in MA Sustainable Long - Term Growth 6

EVERSOURCE ENERGY Q1 2025 EARNINGS REPORT EVERSOURCE ENERGY Q1 2025 EARNINGS REPORT MAY 2, 2025 Executive Vice President, Chief Financial Officer & Treasurer John Moreira Financial Update

EVERSOURCE ENERGY Q1 2025 EARNINGS REPORT Q1 2025 vs. Q1 2024 Financial Results 8 Change 1Q 2024 1Q 2025 $0.04 $0.50 $0.54 Electric Transmission 0.03 0.48 0.51 Electric Distribution 0.06 0.54 0.60 Natural Gas Distribution 0.00 0.01 0.01 Water Distribution (0.12) (0.04) (0.16) Parent & Other $0.01 $1.49 $1.50 Reported EPS (GAAP)

EVERSOURCE ENERGY Q1 2025 EARNINGS REPORT Regulatory Progress New Hampshire ▪ PSNH filed a request for Rate Review in June 2024 – Final Decision expected in July for rates effective August 1, 2025 Massachusetts ▪ EGMA Rate Base Reset for rates effective November 1, 2024 – November 2024 rate increase of $77 million – November 2025 rate increase of $62 million ▪ NSTAR Gas PBR adjustment for rates effective November 1, 2024 – November 2024 rate increase of $12 million – Filed rate base roll - in, expect rate change November 1, 2025 ▪ NSTAR Electric PBR adjustment for rates effective January 1, 2025 – January 2025 rate increase of $56 million Connecticut ▪ Yankee Gas Rate Case Filing – Final Decision expected in October for rates effective November 1, 2025 ▪ Performance Based Ratemaking Docket – Final Decision expected later this year ▪ CL&P RAM decision for rates effective May 1, 2025 – Average residential customer bill will see a 6% reduction 9

EVERSOURCE ENERGY Q1 2025 EARNINGS REPORT $1,448 $1,328 $1,406 $1,392 $1,363 $1,334 $1,312 $1,772 $1,871 $1,965 $2,231 $2,143 $1,958 $1,918 $998 $1,023 $1,094 $1,164 $1,184 $1,259 $1,297 $162 $163 $213 $260 $256 $222 $222 $225 $227 $4,593 $4,645 $4,721 $5,009 $4,912 $4,776 $4,754 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 2023A 2024A 2025E 2026E 2027E 2028E 2029E Transmission Electric Distribution Natural Gas Distribution Water IT and Facilities $ In Millions $24.2 Billion 2025 - 2029 2025 – 2029 Projected Capital Expenditures for Core Businesses * 10 * The capital expenditure plan for 2025 to 2029 excludes investments in Eversource’s water business due to the pending sale o f A quarion and excludes Connecticut AMI. Potential for incremental investments during this forecast period of $1.5B - $2B

EVERSOURCE ENERGY Q1 2025 EARNINGS REPORT Strengthening Balance Sheet & Credit Metrics Ratings Agency Downgrade Thresholds & FFO to Debt Results Ample credit cushion in the future relative to downgrade thresholds provides incremental financing flexibility and supports our credit ratings Moody's Baa2 / Negative (CFO Pre-W/C to Debt) S&P BBB / Stable (FFO to Debt) 9% 12% ES 2024 FFO to Debt Downgrade Threshold Balance Sheet & Credit Rating Priorities: x Maintaining solid credit ratings x Track record of executing on FFO enhancement strategy (i.e., business dispositions, equity issuances, and regulatory recoveries) x Employing a balanced equity and debt funding plan to support capital structure targets and credit metrics ▪ $1.2 billion ATM issuance program to finance the capital investment program through 2029 ▪ DRIP equity $600 million through 2029 x Constructive rate case outcomes and strategic priorities to further strengthen credit profile Threshold: 13% Threshold: 12% 11

EVERSOURCE ENERGY Q1 2025 EARNINGS REPORT Cash Flow Enhancement Drivers 12 $ in millions 2024 & 2025 x 2023 Under Recoveries $600 x South Fork Wind Tax Equity Investment $500 x Incremental Storm Cost Recovery $200 x Ørsted Sale Gross Proceeds $230 x GIP Sale Gross Proceeds $875 x 2024 ATM Equity Issuances $990 x Rate Increases $300 - $400 Sale of Water Business $1,600 Beyond 2025 Rate Increases Constructive Cost Recovery for Incremental Distribution Investment Deferred Storm Cost Recovery O&M Cost Discipline Equity Issuances to Fund Capital Investments On track to enhance cash flows and strengthen balance sheet

EVERSOURCE ENERGY Q1 2025 EARNINGS REPORT $2.81 $2.96 $3.11 $3.25 $3.45 $3.64 $3.86 $4.09 $4.34 $4.57 $4.67 - $4.82 2015A* 2016A 2017A 2018A 2019A* 2020A* 2021A* 2022A* 2023A* 2024A* 2025E 2026E 2027E 2028E 2029E * Reflects non - GAAP results, excludes nonrecurring charges 13 Proven Track Record of Earnings and Dividend Performance

EVERSOURCE ENERGY Q1 2025 EARNINGS REPORT APPENDIX 14

EVERSOURCE ENERGY Q1 2025 EARNINGS REPORT Eversource - A Pure Play Pipes and Wires Regulated Utility & the Largest in the New England Region 15 4.6M CUSTOMERS 3.4M Electric, 901k Gas, 248k Water 60K DISTRIBUTION MILES 19K Underground Lines 4.5K TRANSMISSION MILES $21B CURRENT MARKET CAPITALIZATION As of December 31, 2024 ~$30B ESTIMATED 2024 RATE BASE (Excluding Water) $60B TOTAL ASSETS As of December 31, 2024 ~10,700 EMPLOYEES As of YE 2024 63.5 SYSTEM AVG MIN INTERRUPTION DURATION (SAIDI) 2024 21.2 AVG MONTHS BETWEEN INTERRUPTIONS (MBI) 2024 15

EVERSOURCE ENERGY Q1 2025 EARNINGS REPORT $ in Millions $1.9 Billion Increase in 2025 - 2028 Core Business Investments Primarily in Transmission 16 26% 44% 25% 5% Feb 2024 Plan* Electric Transmission Electric Distribution Natural Gas Distribution IT and Facilities 28% 43% 24% 5% Feb 2025 Plan* Electric Transmission Electric Distribution Natural Gas Distribution IT and Facilities $923 $601 $304 $27 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 Spending Increase from February 2024 Plan Electric Transmission Electric Distribution Natural Gas Distribution IT and Facilities ~$1.9 Billion * The charts above represent segment percentages of total investments for the period 2025 to 2028, the years of overlap between the two plans. The water segment has been excluded from both plans due to the pending sale of Aquarion.

EVERSOURCE ENERGY Q1 2025 EARNINGS REPORT 37% 34% 43% 43% 20% 23% 2023 Rate Base Projected 2029 Rate Base $26.4 billion* $41.9 billion* * Rate base estimates exclude certain CWIP balances which totaled approximately $2.2 billion at the end of 2023 and are expected to increase to approximately $3.3 billion by the end of 2029 Rate Base Growth Driven by Regulated Businesses 17 Transmission Electric Distribution Natural Gas Distribution

EVERSOURCE ENERGY Q1 2025 EARNINGS REPORT 2025 Parent Debt and Equity Issuances and Maturities 18 New Shares ▪ $1.2 billion of equity, the majority of which, we expect to issue towards the back half of the forecast period ▪ The At - The - Market Program was completed in October 2024 with an additional 15.7M shares issued in 2024 with net proceeds of approximately $ 990 million Treasury Shares ▪ Dividend reinvestment, employee equity programs continue with approximately 700 thousand shares issued through March 2025 Equity Issuances 2025 Maturities Maturity Size/Coupon Company Jan 15, 2025 $300M @ 3.15% Parent Aug 15, 2025 $300M @ 0.80% Parent